                                               =========================

                                                     THE BRAZILIAN
                                                   EQUITY FUND, INC.

                                               =========================

                                                     ANNUAL REPORT
                                                     MARCH 31, 2002






         [LOGO]

          BZL
         ------
         LISTED
         ------
          NYSE






       3910-AR-02

 CONTENTS


Letter to Shareholders ......................................................  1

Portfolio Summary ...........................................................  5

Schedule of Investments .....................................................  6

Statement of Assets and Liabilities .........................................  8

Statement of Operations .....................................................  9

Statement of Changes in Net Assets .......................................... 10

Financial Highlights ........................................................ 12

Notes to Financial Statements ............................................... 14

Report of Independent Accountants ........................................... 19

Results of Annual Meeting of Shareholders ................................... 20

Tax Information ............................................................. 20

Description of InvestLink(SM) Program ....................................... 21

Information Concerning Directors and Officers ............................... 24

Privacy Policy Notice ....................................................... 27

  LETTER TO SHAREHOLDERS


                                                                     May 1, 2002


DEAR SHAREHOLDER:

I am writing to report on the activities of The Brazilian Equity Fund, Inc. (the "Fund") for the fiscal year ended March 31, 2002.

According to its charter, the Fund's investment objective is to achieve long-term capital appreciation via investment in equity securities of Brazilian issuers. These securities may be listed on stock exchanges either in Brazil or elsewhere, notably New York. At March 31, 2002, total net assets were $31,986,200.

PERFORMANCE

The Fund's net asset value ("NAV") at March 31, 2002 was $5.73 per share, compared to $6.31 per share at March 31, 2001. The Fund's total return for the fiscal year ended March 31, 2002, based on NAV and assuming reinvestment of dividends, was down 5.57%, compared with a loss of 1.34% for the Morgan Stanley Capital International Brazil Index*.

The underperformance of the Fund's portfolio occurred late in the period--its return had roughly equaled that of its benchmark at the period's halfway point--with the Fund lagging somewhat in a strong October-through-early March rally. Factors that hindered the Fund included its underweighting in energy stocks, which were solid in the latter part of the period, and its overweighting in the still-struggling telecommunications sector. The Fund's utilities holdings also hampered its performance. On the positive side, stocks that aided the Fund's showing included its banking and materials holdings.

BRAZIL: FROM BAD TO BETTER

For much of the past year, Brazil was buffeted by numerous local, regional and international macroeconomic developments, yet managed to shake off the ill effects of most of them and continue on the path to eventual economic recovery.

Early in this fiscal year, for example, the country was impacted negatively when neighboring Argentina's economy began to fail. At that time, international investors saw some similarities between Brazil's dependence on external financing and that of its major trading partner, Argentina. In response, sovereign risk increased and the Brazilian local currency, the REAL, sold off dramatically.

Internally, Brazil suffered through rising interest rates and inflation, along with a major energy crisis that dampened both international and domestic confidence in its near-term prospects.


--------------------------------------------------------------------------------

  LETTER TO SHAREHOLDERS


As the year progressed, the failing global economy and a deepening crisis in Argentina combined to further unnerve Brazilian investors. The effects of same were exacerbated on September 11th, when the United States was attacked by terrorists and global risk aversion skyrocketed.

Unwilling to let Brazil's currency weaken further, the U.S. Treasury and the International Monetary Fund provided the country with a $15 billion loan package, a move that helped it cope with investors' mounting risk aversion and the weakening of its already undervalued currency. It also signaled to the international community that Brazil's economy, unlike Argentina's, could not be allowed to fail.

Toward the end of 2001, investors apparently decided that the worst was largely behind Brazil, and the local stock market appreciated by 43% (in local currency terms) from lows reached in the days immediately following September 11th. The Brazilian currency also rebounded against the U.S. dollar. These and other positive developments strongly suggested that the country had decoupled, for the most part, from investors' perceptions that it might follow Argentina into economic despair.

Brazil's equity market had some favorable local tailwinds in the first quarter of 2002. Chief among these was a shift in policy by Brazil's central bank, which reduced interest rates twice, in 25 basis point increments. The monetary easing reflected the Bank's view that inflation, while perhaps not firmly under control, was less of a threat and that the avoidance of economic stagnation was a priority. Another notable development was the termination of an electricity rationing program initiated in June 2001. The program had been of concern to investors, given its negative impact on economic activity and consumer confidence.

Other local factors included a fairly stable social and political backdrop. With the presidential election slated for October of this year, there were fears that the left of center presidential candidate, Luis Inacio Lula, could win the presidency despite his past unsuccessful attempts to hold elective office. More recently, though, investors have seemed increasingly confident that the government's candidate, Jose Serra, will ultimately be elected into power. For this reason, the market has perceived political risk as lower in 2002 than 2001 and the equity market has, thus far, responded accordingly.

In broader terms, Brazil's country risk improved in line with a positive global economic backdrop and the perception that some of its more pressing economic problems were improving. Vitally needed direct foreign investment, for example, remained steady, countering the expectations of many that it would decline. The REAL also continued to improve against the U.S. dollar and seemed much less vulnerable to the still deteriorating economic and political environment in Argentina.


--------------------------------------------------------------------------------
2

  LETTER TO SHAREHOLDERS


PORTFOLIO STRATEGY AND STRUCTURE: DIFFICULT TO FIND VALUE
TOP 10 HOLDINGS, BY ISSUER#

                                                                              % OF
     HOLDING                                SECTOR                         NET ASSETS
     -------                                ------                         ----------
1.   Petrobras                        Oil & Natural Gas                       25.9
2.   Comp Vale Rio Doce                     Mining                             9.5
3.   Centrais Electricas               Electric-Integrated                     7.2
4.   Bebidas                                Bottling                           7.0
5.   Banco Bradesco                          Banking                           6.2
6.   Telemar Norte        Local and/or Long Distance Telephone Service         4.2
7.   Banco Itau                              Banking                           3.9
8.   Brasil Telecom       Local and/or Long Distance Telephone Service         3.5
9.   Brasileira de Aero            Aerospace/Defense Equipment                 2.8
10.  Energetica                         Electric-Integrated                    2.7
                                                                             ------
     Total                                                                    72.9
                                                                             ======

----------------
# Company names are abbreviations of those found in the chart on page 5.


SECTOR ALLOCATION
(% of net assets)

[CHART]

Banking                                                  12.14%
Mining                                                    9.52%
Oil & Natural Gas                                        25.91%
Local and/or Long Distance Telephone Service             11.26%
Bottling                                                  7.01%
Electric-Integrated                                      11.68%
Other##                                                  22.48%


----------------
## Other includes sectors below 3.00% of net assets.


From a stock-selection standpoint, late in the period, we found it more difficult to identify Brazilian companies with compelling intermediate-term business prospects. This was especially true within the telecommunications sector, which has been battered by predatory pricing and negative regulatory developments. We also had our concerns regarding the consumer-driven sectors and the banking group. Although these areas will likely benefit when rates come down and the economy shows more strength, the timing and magnitude of their recoveries is unclear to us.

As the period drew to a close we increasingly favored the steel and electricity sectors, especially the latter. With the ending of electricity rationing, privatization is the focus going forward and could lead to significant productivity enhancements. At present, however, both steel and electricity are being affected by negative regulatory and company specific news flow, which is making our outlook for both sectors more cautious in the short term.

OUTLOOK: STILL GROUNDS FOR CONCERN

Although Brazil's economy is improving, we believe there remain grounds for concern. Interest rates are still high, currently at 18.5%. While we expect that the central bank will continue to ease going forward, we also believe that rates would have to fall a good deal before the economy can truly accelerate. And a return of at least some degree of Argentine contagion could occur. As it stands, a large contraction in Brazil's trade with Argentina merits continued close monitoring, but we do not expect this to have a dramatic and negative impact on Brazil's economy.

On the political front, while the outlook improved in early 2002, we are still quite cautious on the upcoming elections. A victory for the incumbent party would augur well for markets in the short-term, but there is still a significant degree


--------------------------------------------------------------------------------

  LETTER TO SHAREHOLDERS


of uncertainty regarding future policies. In addition, the extreme case of the left of center party candidate winning in the final election is looking like a possibility once again, a factor that may not yet be fully discounted by financial markets. In short, political risk decreased in early 2002 but has become a concern again and could weigh on markets over the next three to six months.

Overall, assuming that the generally positive top-down trends hold forth, we see no fundamental reasons why the equity market would be stalled over the longer term as the business prospects for the economy as a whole improve with a better macroeconomic backdrop. But given the solid rally in Brazilian equities over the past few months, and the areas of concern highlighted above, we believe that the market is vulnerable to near-term volatility and consolidation.



/s/ Emily Alejos


Respectfully,

Emily Alejos
Chief Investment Officer **

FROM CREDIT SUISSE ASSET MANAGEMENT, LLC:

We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program known as the Investlink(SM) Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program is described on pages 21 through 23 of this report.




--------------------------------------------------------------------------------
* The Morgan Stanley Capital International Brazil Index is an unmanaged index (with no defined investment objective) of Brazilian equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley Capital International, Inc. Investors cannot invest directly in an index.

**Emily Alejos, who is a Director of Credit Suisse Asset Management, LLC ("CSAM"), is primarily responsible for management of the Fund's assets. She has served the Fund in such capacity since November 9, 1999. Ms. Alejos joined CSAM in 1997 from Bankers Trust Co., where she was an emerging markets portfolio manager. Previously, she focused on Latin American equities at G.T. Capital Management in San Francisco. Ms. Alejos is Chief Investment Officer of the Fund and of The Latin America Equity Fund, Inc. She is also an Investment Officer of The Chile Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc.


--------------------------------------------------------------------------------
4

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

PORTFOLIO SUMMARY - AS OF MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

  SECTOR ALLOCATION

[CHART]

AS A PERCENT OF NET ASSETS

                                                          MARCH 31, 2002    MARCH 31, 2001
Aerospace/Defense-Equipment                                     2.83%            0.62%
Banking                                                        12.14%            8.33%
Bottling                                                        7.01%           10.04%
Cellular Telecommunications                                     0.60%            6.60%
Electric-Integrated                                            11.68%            6.35%
Food & Beverages                                                1.74%            4.69%
Local and/or Long Distance Telephone Service                   11.26%           14.92%
Mining                                                          9.52%            9.85%
Oil & Natural Gas                                              25.91%           18.92%
Paper Products                                                  2.44%            1.58%
Steel                                                           2.81%            3.38%
Utilities                                                       0.96%            5.27%
Other                                                          11.10%            9.45%


  TOP 10 HOLDINGS, BY ISSUER

                                                                                                          PERCENT OF
      HOLDING                                                          SECTOR                             NET ASSETS
----------------------------------------------------------------------------------------------------------------------
   1. Petroleo Brasileiro S.A.                                    Oil & Natural Gas                         25.9
----------------------------------------------------------------------------------------------------------------------
   2. Companhia Vale do Rio Doce                                       Mining                                9.5
----------------------------------------------------------------------------------------------------------------------
   3. Centrais Eletricas Brasileiras S.A.                        Electric-Integrated                         7.2
----------------------------------------------------------------------------------------------------------------------
   4. Companhia de Bebidas das Americas                               Bottling                               7.0
----------------------------------------------------------------------------------------------------------------------
   5. Banco Bradesco S.A.                                              Banking                               6.2
----------------------------------------------------------------------------------------------------------------------
   6. Telemar Norte Leste S.A.                      Local and/or Long Distance Telephone Service             4.2
----------------------------------------------------------------------------------------------------------------------
   7. Banco Itau S.A.                                                  Banking                               3.9
----------------------------------------------------------------------------------------------------------------------
   8. Brasil Telecom Participacoes S.A.             Local and/or Long Distance Telephone Service             3.5
----------------------------------------------------------------------------------------------------------------------
   9. Empresa Brasileira de Aeronautica S.A.                 Aerospace/Defense-Equipment                     2.8
----------------------------------------------------------------------------------------------------------------------
  10. Companhia Energetica de Minas Gerais                       Electric-Integrated                         2.7
----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS - MARCH 31, 2002
--------------------------------------------------------------------------------

                                                  NO. OF           VALUE
DESCRIPTION                                       SHARES          (NOTE A)
---------------------------------------------------------------------------
 EQUITY SECURITIES-95.85%
 AEROSPACE/DEFENSE-EQUIPMENT-2.83%
Empresa Brasileira de
 Aeronautica S.A., ADR ....................          44,908      $  906,244
                                                                 ----------

 BANKING-12.14%
Banco Bradesco S.A., PN ...................     326,687,145       1,982,052
Banco Itau S.A., PN .......................      15,706,411       1,253,674
Uniao de Bancos Brasileiros
 S.A., GDR ................................          26,500         647,925
                                                                 ----------
                                                                  3,883,651
                                                                 ----------

 BOTTLING-7.01%
Companhia de Bebidas das
 Americas, PN .............................       4,822,761         944,174
Companhia de Bebidas das
 Americas, PN ADR .........................          66,600       1,299,366
                                                                 ----------
                                                                  2,243,540
                                                                 ----------

 BUILDING PRODUCTS-0.56%
Duratex S.A., PN ..........................       7,866,000         180,065
                                                                 ----------

 CELLULAR TELECOMMUNICATIONS-0.60%
Telesp Celular Participacoes
 S.A., ADR ................................          30,100         190,533
                                                                 ----------

 ELECTRIC-INTEGRATED-11.68%
Centrais Eletricas Brasileiras
 S.A., ADR+ ...............................          66,800         559,056
Centrais Eletricas Brasileiras
 S.A., PNB ................................     117,527,775       1,732,068
Companhia Energetica de
 Minas Gerais, ADR+ .......................          27,648         411,955
Companhia Energetica de
 Minas Gerais, PN+ ........................      29,761,200         443,088
Eletropaulo Metropolitana
 S.A., PN+ ................................       8,696,865         276,923
Tractebel Energia S.A. ....................     166,383,000         314,295
                                                                 ----------
                                                                  3,737,385
                                                                 ----------

FOOD & BEVERAGES-1.74%
Companhia Brasileira
 de Distribuicao Grupo Pao
 de Acucar, ADR+ ..........................          24,500      $  556,150
                                                                 ----------

 LOCAL AND/OR LONG DISTANCE
  TELEPHONE SERVICE-11.26%
Brasil Telecom
 Participacoes S.A., ADR ..................          28,400       1,133,160
Brasil Telecom S.A., PN ...................      55,100,000         312,960
Tele Norte Leste
 Participacoes S.A., ADR ..................          19,000         238,640
Telecomunicacoes
 Brasileiras S.A., PN ADR .................          17,300         571,765
Telemar Norte Leste
 S.A., PNA ................................      61,300,000       1,345,224
                                                                 ----------
                                                                  3,601,749
                                                                 ----------

 MINING-9.52%
Companhia Vale
 do Rio Doce, ADR .........................          91,900       2,435,350
Companhia Vale
 do Rio Doce, PNA .........................          23,276         610,945
                                                                 ----------
                                                                  3,046,295
                                                                 ----------

 OIL & NATURAL GAS-25.91%
Petroleo Brasileiro S.A., ADR .............         173,300       4,320,369
Petroleo Brasileiro S.A., PN ..............         159,617       3,966,386
                                                                 ----------
                                                                  8,286,755
                                                                 ----------

 PAPER PRODUCTS-2.44%
Aracruz Celulose S.A., ADR ................          25,800         532,770
Votorantim Celulose e Papel
 S.A., ADR+ ...............................          13,200         247,368
                                                                 ----------
                                                                    780,138
                                                                 ----------

 PETROCHEMICALS-1.28%
Ultrapar Participacoes
 S.A., ADR ................................          44,000         409,200
                                                                 ----------


--------------------------------------------------------------------------------
6

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS (CONCLUDED)
--------------------------------------------------------------------------------

                                                  NO. OF          VALUE
DESCRIPTION                                       SHARES         (NOTE A)
---------------------------------------------------------------------------
 REAL ESTATE-2.11%
Sao Carlos
 Empreendimentos, PN ......................     252,827,228     $   674,496
                                                                -----------

 RETAIL-1.15%
Lojas Americanas S.A., PN .................     127,227,228         366,791
                                                                -----------

 STEEL-2.81%
Companhia Siderurgica
 Nacional, ON .............................      23,759,932         429,294
Gerdau S.A., ADR ..........................          37,900         469,960
                                                                -----------
                                                                    899,254
                                                                -----------

 TOBACCO-1.85%
Souza Cruz S.A., ON .......................          91,500         590,577
                                                                -----------

 UTILITIES-0.96%
Companhia Paranaense
 de Energia, ADR ..........................          39,185         305,643
                                                                -----------

TOTAL INVESTMENTS-95.85%
 (Cost $27,565,213) (Notes A,D) ...........................      30,658,466
                                                                -----------

CASH AND OTHER ASSETS IN EXCESS OF
 LIABILITIES-4.15% ........................................       1,327,734
                                                                -----------

NET ASSETS-100.00% ........................................     $31,986,200
                                                                ===========

---------------------------------------------------------------------------
+    Security is non-income producing.
ADR  American Depositary Receipts.
GDR  Global Depositary Receipts.
ON   Ordinary Shares.
PN   Preferred Shares.
PNA  Preferred Shares, Class A.
PNB  Preferred Shares, Class B.


--------------------------------------------------------------------------------

See accompanying notes to financial statements.                                7

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - MARCH 31, 2002
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost $27,565,213) (Note A) ................................................      $ 30,658,466
Cash (Note A) ....................................................................................           808,863
Receivables:
   Dividends .....................................................................................           510,603
   Investments sold ..............................................................................           416,003
Prepaid expenses .................................................................................            19,558
                                                                                                        ------------
Total Assets .....................................................................................        32,413,493
                                                                                                        ------------

 LIABILITIES

Payables:
   Investments purchased .........................................................................           226,162
   Investment advisory fee (Note B) ..............................................................            63,559
   Administration fees (Note B) ..................................................................             3,394
   Directors fees ................................................................................            10,757
   Other accrued expenses ........................................................................           123,421
                                                                                                        ------------
Total Liabilities ................................................................................           427,293
                                                                                                        ------------
NET ASSETS (applicable to 5,580,441 shares of common stock outstanding) (Note C) .................      $ 31,986,200
                                                                                                        ============

NET ASSET VALUE PER SHARE ($31,986,200 DIVIDED BY 5,580,441) .....................................             $5.73
                                                                                                               =====

 NET ASSETS CONSIST OF

Capital stock, $0.001 par value; 5,580,441 shares issued and outstanding
   (100,000,000 shares authorized) ...............................................................      $      5,580
Paid-in capital ..................................................................................        77,090,934
Accumulated net realized loss on investments and foreign currency related transactions ...........       (48,209,577)
Net unrealized appreciation in value of investments and translation of other
   assets and liabilities denominated in foreign currency ........................................         3,099,263
                                                                                                        ------------

Net assets applicable to shares outstanding ......................................................      $ 31,986,200
                                                                                                        ============


--------------------------------------------------------------------------------

8                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

STATEMENT OF OPERATIONS - FOR THE FISCAL YEAR ENDED MARCH 31, 2002
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
   Dividends .....................................................................................      $  1,561,638
   Interest ......................................................................................            26,928
   Less: Foreign taxes withheld ..................................................................          (182,172)
                                                                                                        ------------
   Total Investment Income .......................................................................         1,406,394
                                                                                                        ------------
Expenses:
   Investment advisory fees (Note B) .............................................................           331,889
   Legal fees ....................................................................................            87,342
   Custodian fees (Note B) .......................................................................            57,365
   Audit fees ....................................................................................            46,300
   Directors' fees ...............................................................................            42,905
   Accounting fees ...............................................................................            37,751
   Printing ......................................................................................            37,428
   Administration fees (Note B) ..................................................................            33,631
   Transfer agent fees ...........................................................................            33,200
   NYSE listing fees .............................................................................            25,694
   Insurance .....................................................................................             4,803
   Other .........................................................................................            11,843
   Brazilian taxes (Note A) ......................................................................            82,371
                                                                                                        ------------
   Total Expenses ................................................................................           832,522
   Less: Fee waivers (Note B) ....................................................................           (86,079)
                                                                                                        ------------
     Net Expenses ................................................................................           746,443
                                                                                                        ------------
   Net Investment Income .........................................................................           659,951
                                                                                                        ------------

 NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
 FOREIGN CURRENCY RELATED TRANSACTIONS

Net realized loss from:
    Investments ..................................................................................        (9,366,069)
    Foreign currency related transactions ........................................................           (56,389)
Net change in unrealized depreciation in value of investments and translation
 of other assets and liabilities denominated in foreign currency .................................         6,527,884
                                                                                                        ------------
Net realized and unrealized loss on investments and foreign currency related
 transactions ....................................................................................        (2,894,574)
                                                                                                        ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .............................................      $ (2,234,623)
                                                                                                        ============


--------------------------------------------------------------------------------

See accompanying notes to financial statements.                                9

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                           FOR THE FISCAL YEARS ENDED MARCH 31,
                                                                                          --------------------------------------
                                                                                                2002                  2001
                                                                                          ----------------     -----------------
 DECREASE IN NET ASSETS

Operations:
   Net investment income .............................................................      $    659,951          $    529,130
   Net realized gain/(loss) on investments and foreign currency
    related transactions .............................................................        (9,422,458)            6,129,769
   Net change in unrealized appreciation/(depreciation) in value of investments
    and translation of other assets and liabilities denominated in foreign currency ..         6,527,884           (18,450,477)
                                                                                            ------------          ------------
     Net decrease in net assets resulting from operations ............................        (2,234,623)          (11,791,578)
                                                                                            ------------          ------------
Dividends to shareholders:
   Net investment income .............................................................        (1,004,479)                   --
                                                                                            ------------          ------------
Capital share transactions:
   Cost of 127,200 shares repurchased (Note G) .......................................                --              (704,683)
                                                                                            ------------          ------------
       Total decrease in net assets ..................................................        (3,239,102)          (12,496,261)
                                                                                            ------------          ------------

 NET ASSETS

Beginning of year ....................................................................        35,225,302            47,721,563
                                                                                            ------------          ------------
End of year ..........................................................................      $ 31,986,200          $ 35,225,302*
                                                                                            ============          ============


---------------
* Includes undistributed net investment income of $213,582.







--------------------------------------------------------------------------------

10                               See accompanying notes to financial statements.

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                                                           FOR THE FISCAL YEARS ENDED MARCH 31,
                                                                                           ------------------------------------
                                                                                              2002        2001        2000
                                                                                             -------     -------     -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ................................................          $6.31       $8.36       $4.98
                                                                                             -------     -------     -------
Net investment income/(loss) ........................................................           0.12++      0.09        0.02++
Net realized and unrealized gain/(loss) on investments and foreign
         currency related transactions ..............................................          (0.52)      (2.18)       3.23
                                                                                             -------     -------     -------
Net increase/(decrease) in net assets resulting from operations .....................          (0.40)      (2.09)       3.25
                                                                                             -------     -------     -------
Dividends and distributions to shareholders:
  Net investment income .............................................................          (0.18)         --          --
  In excess of net investment income ................................................             --          --          --
  Net realized gains on investments .................................................             --          --          --
  In excess of net realized gains on investments ....................................             --          --          --
                                                                                             -------     -------     -------
Total dividends and distributions to shareholders ...................................          (0.18)         --          --
                                                                                             -------     -------     -------
Anti-dilutive impact due to capital shares repurchased ..............................             --        0.04        0.13
                                                                                             -------     -------     -------
Dilution due to common stock rights offering ........................................             --          --          --
                                                                                             -------     -------     -------
Net asset value, end of period ......................................................          $5.73       $6.31       $8.36
                                                                                             =======     =======     =======
Market value, end of period .........................................................          $5.10       $4.95      $6.125
                                                                                             =======     =======     =======
Total investment return (a) .........................................................           7.14%     (19.18)%     42.03%
                                                                                             =======     =======     =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted) .............................................        $31,986     $35,225     $47,722
Ratio of expenses to average net assets, net of fee waivers# ........................           2.45%       2.38%       3.80%
Ratio of expenses to average net assets, excluding fee waivers# .....................           2.74%       2.66%       4.15%
Ratio of expenses to average net assets,
  net of fee waivers and excluding taxes ............................................           2.18%       2.20%       3.33%
Ratio of net investment income/(loss) to average net assets .........................           2.17%       1.24%       0.41%
Portfolio turnover rate .............................................................             88%         82%        135%

--------------------------------------------------------------------------------
*  Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.16 per share.
++ Based on average shares outstanding.
+ Based on average shares outstanding from April 1, 1996 through April 16, 1996, the pricing date of the rights offering, and from August 17, 1996 through March 31, 1997.
++ Includes a $0.01 per share increase to the Fund's net asset value per share resulting from the anti-dilutive impact of shares issued pursuant to the Fund's automatic Dividend Reinvestment Plan.
#  Ratios shown are inclusive of Brazilian transaction taxes, if any.


--------------------------------------------------------------------------------

12                               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                  FOR THE FISCAL YEARS ENDED MARCH 31,
                                                                                  ------------------------------------
                                                                                     1999         1998        1997
                                                                                   -------      -------      -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ...........................................    $10.26       $17.96       $14.18
                                                                                   -------      -------      -------
Net investment income/(loss) ...................................................      0.04++       0.03         0.10+
Net realized and unrealized gain/(loss) on investments and foreign
  currency related transactions ................................................     (5.23)       (2.76)        5.69
                                                                                   -------      -------      -------
Net increase/(decrease) in net assets resulting from operations ................     (5.19)       (2.73)        5.79
                                                                                   -------      -------      -------
Dividends and distributions to shareholders:
  Net investment income ........................................................     (0.04)       (0.02)       (0.02)
  In excess of net investment income ...........................................     (0.08)          --           --
  Net realized gains on investments ............................................        --        (4.91)          --
  In excess of net realized gains on investments ...............................        --        (0.04)          --
                                                                                   -------      -------      -------
Total dividends and distributions to shareholders ..............................     (0.12)       (4.97)       (0.02)
                                                                                   -------      -------      -------
Anti-dilutive impact due to capital shares repurchased .........................      0.03           --           --
                                                                                   -------      -------      -------
Dilution due to common stock rights offering ...................................        --           --        (1.99)
                                                                                   -------      -------      -------
Net asset value, end of period .................................................     $4.98       $10.26       $17.96
                                                                                   =======      =======      =======
Market value, end of period ....................................................    $4.313       $8.375       $14.50
                                                                                   =======      =======      =======
Total investment return (a) ....................................................    (46.87)%      (5.55)%       4.67%(b)
                                                                                   =======      =======      =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted) ........................................   $31,018      $67,360     $117,887
Ratio of expenses to average net assets, net of fee waivers# ...................      5.17%        2.07%        1.76%
Ratio of expenses to average net assets, excluding fee waivers# ................      5.52%        2.42%        2.11%
Ratio of expenses to average net assets,
  net of fee waivers and excluding taxes .......................................      4.82%        1.72%        1.69%
Ratio of net investment income/(loss) to average net assets ....................      0.66%        0.17%        0.39%
Portfolio turnover rate ........................................................       137%         123%          74%


                                                                                                                    FOR THE PERIOD
                                                                             FOR THE FISCAL YEARS ENDED MARCH 31,   APRIL 10, 1992*
                                                                             ------------------------------------      THROUGH
                                                                                1996         1995         1994      MARCH 31, 1993
                                                                              -------      -------      -------    ---------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ....................................      $13.02       $20.80       $11.83         $13.79**
                                                                              -------      -------      -------        -------
Net investment income/(loss) ............................................        0.06        (0.12)       (0.04)          0.06
Net realized and unrealized gain/(loss) on investments and foreign
  currency related transactions .........................................        3.32++      (3.80)        9.09          (1.99)
                                                                              -------      -------      -------        -------
Net increase/(decrease) in net assets resulting from operations .........        3.38        (3.92)        9.05          (1.93)
                                                                              -------      -------      -------        -------
Dividends and distributions to shareholders:
  Net investment income .................................................          --           --        (0.08)         (0.03)
  In excess of net investment income ....................................          --        (0.03)          --             --
  Net realized gains on investments .....................................       (2.22)       (3.83)          --             --
  In excess of net realized gains on investments ........................          --           --           --             --
                                                                              -------      -------      -------        -------
Total dividends and distributions to shareholders .......................       (2.22)       (3.86)       (0.08)         (0.03)
                                                                              -------      -------      -------        -------
Anti-dilutive impact due to capital shares repurchased ..................          --           --           --             --
                                                                              -------      -------      -------        -------
Dilution due to common stock rights offering ............................          --           --           --             --
                                                                              -------      -------      -------        -------
Net asset value, end of period ..........................................      $14.18       $13.02       $20.80         $11.83
                                                                              =======      =======      =======        =======
Market value, end of period .............................................     $13.875       $14.75       $19.00         $11.25
                                                                              =======      =======      =======        =======
Total investment return (a) .............................................        8.85%       (6.79)%      69.55%        (19.16)%
                                                                              =======      =======      =======        =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted) .................................     $65,696      $60,156      $95,820        $54,493
Ratio of expenses to average net assets, net of fee waivers# ............        1.76%        1.86%        2.05%          2.45%(c)
Ratio of expenses to average net assets, excluding fee waivers# .........        2.11%        2.13%        2.05%          2.45%(c)
Ratio of expenses to average net assets,
  net of fee waivers and excluding taxes ................................        1.76%        1.73%        2.02%          2.45%(c)
Ratio of net investment income/(loss) to average net assets .............        0.39%       (0.62)%      (0.28)%         0.61%(c)
Portfolio turnover rate .................................................          55%          69%          73%            50%

--------------------------------------------------------------------------------
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect initial underwriting discounts and has not been annualized.
(b) Assumes shareholder did not participate in the rights offering. The total investment return would have been 10.19% assuming the shareholder did participate in the rights offering.
(c) Annualized.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Brazilian Equity Fund, Inc. (the "Fund") was incorporated in Maryland on February 10, 1992 and commenced investment operations on April 10, 1992. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities shall be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market"). If the security did not trade on the Primary Market, it shall be valued at the closing price on another exchange where it trades. If there are no such sale prices available on these exchanges, the value shall be the most recent bid, and if there is no bid, the security shall be valued at the most recent asked. If no pricing service is available and there are more than two dealers, brokers or market makers in the security, the value shall be the mean between the highest bid and lowest ask obtained from at least two dealers, brokers or market makers. If the dealers, brokers or market makers only provide bid quotations, the value shall be the mean between the highest and the lowest bid provided. If there is only one dealer, broker or market maker, the value shall be the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid, in which case the value shall be the bid. All other securities and assets are valued at the fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At March 31, 2002, the interest rate was 0.90% which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. federal income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

At March 31, 2002, the Fund had a capital loss carryforward for U.S. federal income tax purposes of $46,405,777 of which $27,628,734 expires in 2007, $11,025,477 expires in 2008 and $7,751,566 expires in 2010. Differences between capital loss carryforwards on a book and tax basis primarily relate to timing of the recognition of gains for U.S. federal income tax purposes. Undistributable ordinary income on a tax basis is the same as on a book basis.

For U.S. federal income tax purposes, realized capital losses and foreign exchange losses incurred after October 31, 2001, within the fiscal year, are deemed to arise on the first day of the following fiscal year. The


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

Fund incurred and elected to defer realized capital losses and realized foreign exchange losses of $486,294 and $17,387, respectively.

Brazil imposes a CONTRIBUCAO PROVISORIA SOBRE MOVIMENTACAOES FINANCIERAS ("CPMF") tax that is applies to most debit transactions carried out by financial institutions. On June 17, 1999 , the CPMF tax was reinstated for a period of three years. The tax was assessed at a rate of 0.38% for the initial year and dropped to 0.30% for the remaining two years. Effective March 18, 2001, the CPMF tax was increased from 0.30% to 0.38%. For the fiscal year ended March 31, 2002, the Fund incurred $82,371 of such expense.

There is no withholding tax on dividend income. However, if a company pays a cash distribution termed as a "net worth value payment", such amounts are taxed at 15%.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for U.S. federal income tax purposes.

Net currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/(depreciation) in value of investments and translation of other assets and liabilities denominated in foreign currency.

Net realized foreign exchange gains/(losses) represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

accepted accounting principles/tax differences in the character of income and expense recognition.

During the fiscal year ended March 31, 2002, the Fund made a federal income tax basis distribution of ordinary income of $1,004,479, which is comprised of net investment income.

At March 31, 2002, the Fund reclassified within the composition of net assets permanent book/tax differences from overdistribution of net investment income and from accumulated net realized loss on investments and foreign currency related transactions relating to foreign currency losses of $130,946 and $39,002, respectively, to paid-in capital.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

The Brazilian securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A significant proportion of the aggregate market value of equity securities listed on the Brazilian Exchanges are held by a small number of investors and are not publicly traded. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

Investments in Brazil may involve certain considerations and risks not typically associated with investments in the United States, including the possibility of future political and economic developments and the level of Brazilian governmental supervision and regulation of its securities markets.

 NOTE B. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM"), serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, CSAM receives from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.35% of the first $100 million of the Fund's average weekly market value or net assets (whichever is lower) and 1.05% of amounts over $100 million. CSAM has agreed to waive a portion of the advisory fee equal to an annual rate of 0.35% of the Fund's average weekly market value or net assets (whichever is lower). For the fiscal year ended March 31, 2002, CSAM earned $331,889 for advisory services, of which CSAM waived $86,079. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the fiscal year ended March 31, 2002, CSAM was reimbursed $3,220 for administrative services rendered to the Fund.

BankBoston, N.A., Sao Paulo ("BBNA") serves as the Fund's Brazilian administrator. BBNA is paid for its services, out of the custody fee payable to Brown Brothers Harriman & Co., the Fund's accounting agent and custodian, a quarterly fee based on an annual rate of 0.12% of the average month-end assets of the Fund held in Brazil. For the fiscal year ended March 31, 2002, BBNA earned $16,662 for administrative services.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the fiscal year ended March 31, 2002, BSFM earned $30,411 for administrative services.

On May 8, 2000, the Fund's Board of Directors unanimously approved a proposal by the Independent Directors (as defined under the Investment Company Act of 1940, as amended), to partially compensate Independent Directors in shares of the Fund. Under this policy, such Directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

 NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 5,580,441 shares outstanding at March 31, 2002, CSAM owned 7,169 shares.

 NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at March 31, 2002 was $28,865,332. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currency) of $1,793,134, was composed of gross appreciation of $3,759,781 for those investments having an excess of value over cost and gross depreciation of $1,966,647 for those investments having an excess of cost over value.

For the fiscal year ended March 31, 2002, purchases and sales of securities, other than short-term investments, were $26,089,268 and $26,911,115, respectively.

 NOTE E. CREDIT FACILITY

Through June 19, 2001, the Fund, together with other funds advised by CSAM (collectively, the "Participating Funds"), participated in a $350 million committed, unsecured line of credit facility (the "Prior Credit Facility") with Deutsche Bank AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent and certain other lenders, for temporary or emergency purposes. Under the terms of the Prior Credit Facility, the Participating Funds paid an aggregate commitment fee at a rate of 0.075% per annum on the entire amount of the Prior Credit Facility, which was allocated among the Participating Funds in such manner as was determined by the governing Boards of Participating Funds. In addition, the Participating Funds paid interest on borrowing at the Federal Funds rate plus 0.50%.

Effective June 20, 2001, the Fund, together with additional funds advised by CSAM (collectively with the Participating Funds, the "Current Participating Funds"), participated in a $200 million committed, unsecured, line of credit facility (the "Credit Facility") with Deutsche Bank AG as administrative agent, State Street Bank and Trust Company as operations agent, BNP Paribas as syndication agent and certain other lenders, for temporary or emergency purposes. Under the terms of the Credit Facility, the Current Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Current Participating Funds in such manner as is determined by the governing Boards of the Current Participating Funds. In addition, the Current Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At and during the fiscal year ended March 31, 2002, the Fund had no borrowings under either Credit Facility. Effective June 12, 2002, the Credit Facility will be renewed as described above except for a reduction in the committed, unsecured amount to $150 million from $200 million.

 NOTE F. CONTINGENCIES

Currently, the Fund is a defendant in a shareholder derivative and purported class action (the STROUGO Litigation) which alleges violations of the Federal securities laws and breach of fiduciary duty by the Fund's directors and investment adviser in connection with the Fund's July 1996 rights offering. By Opinion and Order dated April 6, 1998, the District Court granted a motion to dismiss the complaint in its entirety as to the class action claims and denied the motion to dismiss as to all other claims. On May 22, 1998, the directors created a special litigation committee of the Board composed of two newly-appointed disinterested directors who are not named parties in the STROUGO Litigation for the purpose of


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
--------------------------------------------------------------------------------

considering the allegations raised in the STROUGO Litigation. In December 1998, the special litigation committee issued a report concluding that the claims had no merit and filed a motion to dismiss or, in the alternative, for summary judgment. By decision dated September 8, 2000, the District Court granted the motion and terminated the derivative action. Plaintiff appealed the dismissal of the class action claims, and on February 28, 2002 the Second Circuit Court of Appeals reversed the District Court and reinstated the class action claims. New pleadings and motion practice with respect to the class claims in the District Court are anticipated before discovery is likely to begin. The costs of defending the directors and the Fund's investment adviser in this matter are being advanced by the Fund pursuant to rights of indemnity set forth in the Fund's charter documents and investment advisory agreement and are reflected in the Fund's operating expenses.

The Fund was also added as a nominal defendant in a derivative action entitled STROUGO V. BEA ASSOCIATES, originally filed in the Southern District of New York solely against defendant BEA Associates (now CSAM) in May of 1998. The complaint was amended in February of 2000 to add the Fund as a nominal defendant. The complaint asserts claims under Sections 36(a) and 36(b) of the Investment Company Act of 1940, both of which stem from the charge that CSAM has violated its statutory duties by negotiating the Fund's advisory agreement with independent directors who are allegedly not independent. After discovery defendants moved for summary judgment, and such motion was granted on February 28, 2002. The plaintiff has filed a notice of appeal of the judgment. CSAM has incurred approximately $1,069,000 of legal fees related to the advisory agreement litigation that may be reimbursed by the Fund pursuant to rights of indemnity set forth in the Fund's investment advisory agreement. If the fees are reimbursed by the Fund, management believes that a portion of the reimbursed fees may be recoverable from the Fund's insurance carrier.

Management at this time cannot predict whether the outcome of the above litigation or the Fund's related indemnification obligations will have a material adverse effect on the financial position or future operating results of the Fund.

 NOTE G. SHARE REPURCHASE PROGRAM

On October 21, 1998, the Board of Directors authorized the repurchase by the Fund of up to 15% of the Fund's outstanding common stock, for the purposes of enhancing shareholder value. The Fund's Board had authorized management of the Fund to repurchase such shares in open market transactions at prevailing market prices from time to time and in a manner consistent with the Fund continuing to seek to achieve its investment objectives. The Board's actions were taken in light of the significant discounts at which the Fund's shares were trading. It was intended both to provide additional liquidity to those shareholders that elect to sell their shares and to enhance the net asset value of the shares held by those shareholders that maintain their investment. The repurchase program was subject to review by the Board of Directors of the Fund. For the fiscal year ended March 31, 2001, the Fund repurchased 127,200 of its shares (1.94%of shares outstanding at inception of repurchase program) for a total cost of $704,683 at a weighted average discount of 24.84% from net asset value. The discount of individual repurchases ranged from 19.73%-28.30%. The Fund had no repurchases for the year ended March 31, 2002. Since inception of the repurchase program, the Fund has repurchased 15% of its shares and completed the repurchase program as of fiscal year ended March 31, 2001.


--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of The Brazilian Equity Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial hightlights present fairly, in all material respects, the financial position of The Brazilian Equity Fund, Inc. (the "Fund") at March 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the fincancial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP

Two Commerce Square
Philadelphia, Pennsylvania
May 23, 2002






--------------------------------------------------------------------------------

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)


On July 25, 2001, the annual meeting of shareholders of The Brazilian Equity Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1)   To re-elect four directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                          FOR        AGAINST
----------------                                          ---        -------
Enrique R. Arzac                                       3,053,334    1,723,345
George W. Landau                                       3,052,817    1,723,862
James P. McCaughan*                                    3,049,320    1,727,359
Miklos A. Vasarhelyi                                   3,832,867      943,812

In addition to the directors re-elected at the meeting, James J. Cattano, Robert
J. McGuire, William W. Priest, Jr., Martin M. Torino and Richard W. Watt continue to serve as directors of the Fund.

* Resigned effective February 22, 2002. Effective May 13, 2002, Laurence R. Smith was elected as Chairman of the Board of Directors.


  TAX INFORMATION (UNAUDITED)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (March 31, 2002) as to the U.S. federal tax status of dividends and distributions received by the Fund's shareholders in respect of such fiscal year. The $0.18 per share dividend paid in respect of such fiscal year, is represented entirely by net investment income. There were no distributions which qualified for the dividend received deduction available to corporate shareholders.

The Fund has made an election under Section 853 to pass through foreign withholding taxes paid by the Fund to its shareholders, if any. The total amount of foreign withholding taxes incurred by the Fund during the fiscal year ended March 31, 2002 was $182,172, equal to $0.03 per share from Brazil. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended. Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 2001.

Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2002. The notification will reflect the amount, if any, that calendar year 2002 taxpayers will report on their U.S. federal income tax returns. Such notification will be mailed with Form 1099-DIV in January 2003.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of the actual ordinary dividends paid by the Fund. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund.

In general, distributions received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.


--------------------------------------------------------------------------------

  DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED)


The InvestLink(SM) Program is sponsored and administered by EquiServe, L.P., not by The Brazilian Equity Fund, Inc. (the "Fund"). EquiServe, L.P. will act as program administrator (the "Program Administrator") of the InvestLink(SM) Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of Company Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

EquiServe, L.P., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will


--------------------------------------------------------------------------------
also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional Shares) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.


--------------------------------------------------------------------------------

DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED) (CONCLUDED)

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 969-3306; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: Fleet National Bank, InvestLink(SM) Program, P.O. Box 43010, Providence, RI02940-3010.



InvestLink is a service mark of EquiServe, L.P.


--------------------------------------------------------------------------------

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED)

The following table sets forth certain information regarding the directors and officers of the Fund.

                                                                                       NUMBER OF
                                                                    PRINCIPAL        PORTFOLIOS IN
                         POSITION(S)     TERM OF OFFICE           OCCUPATION(S)       FUND COMPLEX
                          HELD WITH        AND LENGTH              DURING PAST        OVERSEEN BY          OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE       FUND         OF TIME SERVED            FIVE YEARS           DIRECTOR            HELD BY DIRECTOR
----------------------  -------------  ---------------------  ---------------------  --------------  ------------------------------
NON-INTERESTED DIRECTORS:
-------------------------
Enrique R. Arzac          Director     Since 1996; current     Professor of Finance         8        Director of The Adams Express
c/o CSAM                               term ends at            and Economics,                        Company (a closed-end
466 Lexington Avenue                   the 2004 annual         Graduate School of                    investment company);
New York, NY 10017                     meeting.                Business, Columbia                    Director of Petroleum and
Age: 60                                                        University                            Resources Corporation
                                                               (1971-present).                       (a closed-end investment
                                                                                                     company).

James J. Cattano          Director     Since 1992;             President, Primary           4                    --
55 Old Field Point Road                current term            Resource Inc. (an
Greenwich, CT 06830                    ends at the 2002        international trading
Age: 58                                annual meeting.         and manufacturing
                                                               company specializing
                                                               in the sale of
                                                               agricultural and
                                                               industrial commodities
                                                               throughout Latin
                                                               American markets)
                                                               (10/96-present).

George W. Landau          Director     Since 1992;             Senior Advisor,              5        Director of Emigrant Savings
Two Grove Isle Drive                   current term ends       Latin America Group,                  Bank; Director of GAM
Coconut Grove, FL                      at the 2004             The Coca-Cola Company                 Funds, Inc.
33133                                  annual meeting.         (1988-present).
Age: 82

Robert J. McGuire         Director     Since 1998; current     Of Counsel, Morvillo         1        Director of GAM Funds, Inc.;
565 Fifth Avenue                       term ends at            Abramowitz, Graud,                    Director of Mutual of America
9th Floor                              the 2002 annual         Iason & Silberberg, P.C.              Investment Corp.; Director of
New York, NY 10017                     meeting.                (1998-present);                       Emigrant Savings Bank.
Age: 65                                                        President and Chief
                                                               Operating Officer of
                                                               Kroll Associates
                                                               (1989-1997).

Martin M. Torino          Director     Since 1992;             Chief Executive Officer      3                    --
c/o CSAM                               current term            and Director of Celsur
466 Lexington Avenue                   ends at the 2003        Logistica S.A. (Logistics)
New York, NY 10017                     annual meeting.         (1/02-present);
Age: 52                                                        Chairman of the Board
                                                               of Ingenio y Refineria
                                                               San Martin Del Tabacal
                                                               S.A. (sugar refinery)
                                                               (8/96-2000).


--------------------------------------------------------------------------------

                                                                                             NUMBER OF
                                                                         PRINCIPAL         PORTFOLIOS IN        OTHER
                          POSITION(S)       TERM OF OFFICE             OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
                           HELD WITH          AND LENGTH                DURING PAST         OVERSEEN BY        HELD BY
NAME, ADDRESS AND AGE        FUND           OF TIME SERVED              FIVE YEARS            DIRECTOR         DIRECTOR
----------------------  ---------------  ---------------------  -------------------------  --------------  -----------------
Miklos A. Vasarhelyi      Director        Since 1998;           William Von Minden                1               --
118 East 62nd Street                      current term ends     Professor of Accounting
New York, NY 10021                        at the 2004           Information Systems,
Age: 57                                   annual meeting.       Faculty of Management,
                                                                Rutgers University
                                                                (1989-present).

INTERESTED DIRECTORS*:
----------------------

William W. Priest, Jr.    Director        Since 1997;           Senior Partner of                 61              --
12 East 49th Street                       current term ends     Steinberg Priest & Sloane
New York, NY 10017                        at the 2002           Capital Management (3/01-
Age: 60                                   annual meeting.       present); Chairman and
                                                                Managing Director of
                                                                CSAM (5/00-2/01);
                                                                Chief Executive
                                                                Officer and Managing
                                                                Director of CSAM
                                                                (11/89-5/00).

Richard W. Watt           Director        Since 1995; current   Managing Director of CSAM         5               --
c/o CSAM                  and President   terms ends at the     (7/96-present).
466 Lexington Avenue                      2003 annual
New York, NY 10017                        meeting.
Age: 43

OFFICERS:
---------

Laurence R. Smith         Chairman of     Since 2002;           Global Chief Investment           3               N/A
c/o CSAM                  the Board of    current terms         Officer and Managing
466 Lexington Avenue      Directors       ends August           Director of CSAM
New York, NY 10017                        2002.                 (6/99-present);
Age: 43                                                         Managing Director of
                                                                J.P. Morgan Investment
                                                                Management (1981-1999).

Hal Liebes                Senior          Since 1997;           Managing Director and             N/A             N/A
c/o CSAM                  Vice President  current term          General Counsel of CSAM
466 Lexington Avenue                      ends August           (12/99-present); Director
New York, NY 10017                        2002.                 and General Counsel of
Age: 37                                                         CSAM (3/97-12/99).

Emily Alejos              Chief           Since 1999;           Director of CSAM                  N/A             N/A
c/o CSAM                  Investment      current term          (1/99-present);
466 Lexington Avenue      Officer         ends August           Vice President
New York, NY 10017                        2002.                 of CSAM (4/97-1/99).
Age: 38

Michael A. Pignataro      Chief           Since 1993;           Director of CSAM                  N/A             N/A
c/o CSAM                  Financial       current term          (1/01-present);
466 Lexington Avenue      Officer         ends August           Vice President
New York, NY 10017        and             2002.                 of CSAM (12/95-12/00).
Age: 42                   Secretary


--------------------------------------------------------------------------------

   INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED) (CONCLUDED)

                                                                                             NUMBER OF
                                                                         PRINCIPAL         PORTFOLIOS IN        OTHER
                          POSITION(S)       TERM OF OFFICE             OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
                           HELD WITH          AND LENGTH                DURING PAST         OVERSEEN BY        HELD BY
NAME, ADDRESS AND AGE        FUND           OF TIME SERVED              FIVE YEARS            DIRECTOR         DIRECTOR
----------------------  ---------------  ---------------------  -------------------------  --------------  -----------------
Rocco A. Del Guercio      Vice            Since 1997;           Vice President of CSAM            N/A             N/A
c/o CSAM                  President       current term          (1/01-present); Assistant
466 Lexington Avenue                      ends August           Vice President of CSAM
New York, NY 10017                        2002.                 (1/99-12/00); Administrative
Age: 39                                                         Officer of CSAM
                                                                (6/96-12/98).

Robert M. Rizza           Treasurer       Since 1999;           Assistant Vice President of       N/A             N/A
c/o CSAM                                  current term          CSAM (1/01-present);
466 Lexington Avenue                      ends August           Administrative Officer of
New York, NY 10017                        2002.                 CSAM (3/98-12/00); Assistant
Age: 36                                                         Treasurer of Bankers
                                                                Trust Co. (4/94-3/98).

Yaroslaw Aranowicz        Investment      Since 1999;           Vice President of CSAM            N/A             N/A
c/o CSAM                  Officer         current term          (3/98-present); Director of
466 Lexington Avenue                      ends August           Research for Europe and
New York, NY 10017                        2002.                 the Middle East, Trans-
Age: 38                                                         National Research Corpora-
                                                                tion (12/95-3/98).

--------------------------------------------------------------------------------
* Designates a director who is an "interested person" of the Fund as defined under the Investment Company Act of 1940 ("1940 Act"). Messrs. Priest and Watt are interested persons of the Fund by virtue of their current or former positions as directors and/or officers of CSAM.





--------------------------------------------------------------------------------

   PRIVACY POLICY NOTICE (UNAUDITED)

We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

We may collect nonpublic information about you from the following sources:

- Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and

- Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except with your consent or as otherwise permitted by law. In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates. We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

NOTE: THIS NOTICE IS PROVIDED TO CLIENTS AND PROSPECTIVE CLIENTS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM"), CSAM CAPITAL INC., AND CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., AND SHAREHOLDERS AND PROSPECTIVE SHAREHOLDERS IN CSAM SPONSORED AND ADVISED INVESTMENT COMPANIES, INCLUDING CREDIT SUISSE FUNDS, AND OTHER CONSUMERS AND CUSTOMERS, AS APPLICABLE. THIS NOTICE IS NOT INTENDED TO BE INCORPORATED IN ANY OFFERING MATERIALS BUT IS MERELY A STATEMENT OF OUR CURRENT PRIVACY POLICY, AND MAY BE AMENDED FROM TIME TO TIME UPON NOTICE TO YOU. THIS NOTICE IS DATED AS OF MARCH 29, 2002.






--------------------------------------------------------------------------------

  ADDITIONAL INFORMATION ON THE FUND'S INVESTMENT POLICY (UNAUDITED)

A new Securities and Exchange Commission rule requires funds to invest at least 80% of their net assets (plus any borrowings for investment purposes) in the type of securities suggested by their name. The new rule applies to The Brazilian Equity Fund, Inc. (The "Fund"). Accordingly, at a meeting held on February 13, 2002, the Board of Directors adopted a new investment policy for the Fund. The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Brazilian equity securities. The new policy will not result in any change to the way the Fund is currently managed. If the Board of Directors elects to change this 80% policy, the Fund will provide shareholders with at least 60 days advance notice. As of March 31, 2002, 95.85% of the Fund's net assets were invested in Brazilian equity securities.







  OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC


Credit Suisse Blue Chip Fund
Credit Suisse Capital Appreciation Fund
Credit Suisse Cash Reserve Fund
Credit Suisse Emerging Growth Fund
Credit Suisse Emerging Markets Fund
Credit Suisse European Equity Fund
Credit Suisse Fixed Income Fund
Credit Suisse Global Financial Services Fund
Credit Suisse Global Fixed Income Fund
Credit Suisse Global Health Sciences Fund
Credit Suisse Global Post-Venture Capital Fund
Credit Suisse Global Technology Fund
Credit Suisse High Income Fund
Credit Suisse International Focus Fund


Credit Suisse International Fund
Credit Suisse Investment Grade Bond Fund
Credit Suisse Japan Growth Fund
Credit Suisse Large Cap Value Fund
Credit Suisse Municipal Bond Fund
Credit Suisse Municipal Money Fund
Credit Suisse New York Municipal Fund
Credit Suisse New York Tax Exempt Fund
Credit Suisse Select Equity Fund
Credit Suisse Small Cap Growth Fund
Credit Suisse Small Cap Value Fund
Credit Suisse Strategic Value Fund
Credit Suisse U.S. Government Money Fund






For more complete information--or to receive Prospectuses, which include charges and expenses--call 1-800-927-2874. For certain funds, the Prospectuses also disclose the special risk considerations associated with international investing, small company investing, high yield bond investing, aggressive investment strategies, single-industry funds, single-country funds, or other special and concentrated investment strategies. Please read the applicable Prospectuses carefully before you invest or send money.



--------------------------------------------------------------------------------

  SUMMARY OF GENERAL INFORMATION (UNAUDITED)

The Fund--The Brazilian Equity Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in Brazilian equity securities. Credit Suisse Asset Management, LLC (New York), the fund's investment adviser, is part of Credit Suisse Asset Management ("CSAM"), the institutional and mutual-fund asset-management arm of Credit Suisse First Boston. As of March 31, 2002, CSAM managed over $73 billion in the U.S. and, together with its global affiliates, managed assets of over $302 billion in 14 countries. Credit Suisse Funds is the U.S. mutual-fund family of CSAM.

  SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "BrazilEF" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "BrazilEqty". The Fund's New York Stock Exchange trading symbol is BZL. Weekly comparative net asset value (NAV) and market price information about The Brazilian Equity Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

  THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.cefsource.com.

CLOSED-END FUNDS

SINGLE COUNTRY
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (INDF)

MULTIPLE COUNTRY
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse High Yield Bond Fund (DHY)





--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Brazilian Equity Fund, Inc. may from time to time purchase shares of its capital stock in the open market.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  DIRECTORS AND CORPORATE OFFICERS


Enrique R. Arzac        Director

James J. Cattano        Director

George W. Landau        Director

Robert J. McGuire       Director

William W. Priest, Jr.  Director

Martin M. Torino        Director

Miklos A. Vasarhelyi    Director

Laurence R. Smith       Chairman of the Board of Directors

Richard W. Watt         President and Director

Emily Alejos            Chief Investment Officer

Yaroslaw Aranowicz      Investment Officer

Hal Liebes              Senior Vice President

Michael A. Pignataro    Chief Financial Officer and Secretary

Rocco A. Del Guercio    Vice President

Robert M. Rizza         Treasurer



  INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017


  ADMINISTRATOR

Bear Stearns Funds Management Inc.
383 Madison Avenue
New York, NY 10179


  CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109


  SHAREHOLDER SERVICING AGENT

Fleet National Bank
(c/o EquiServe, L.P.)
P.O.Box 43010
Providence, RI 02940


  INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA 19103


  LEGAL COUNSEL

Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019





This report, including the financial statements herein, is sent        BZL
to the shareholders of the Fund for their information. It is not   -----------
a prospectus, circular or representation intended for use in the      LISTED
purchase or sale of shares of the Fund or of any securities        -----------
mentioned in this report.                                              NYSE
--------------------------------------------------------------------------------
                                                                      3910-AR-02